EXHIBIT 10.12

                                   ADDENDUM IV
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

Manager: Shenandoah Personal Communications Company, a Virginia corporation

Service Area:  Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTA
               Winchester, VA BTA
               Harrisonburg, VA BTA
               Washington, DC BTA (Jefferson County, WV only)
               Harrisburg, PA BTA
               York-Hanover, PA BTA
               Altoona, PA BTA

      This Addendum IV (this "Addendum"), dated as of May 22, 2003, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of November 5, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I dated November 5, 1999, Addendum II dated August 31, 2000 and Addendum III dated September 26, 2001 (the Sprint PCS Management Agreement, as amended, being the "Management Agreement"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement and the Other Sprint Agreements. Except for express modification made in this Addendum, the Management Agreement and the Other Sprint Agreements continue in full force and effect.

      Capitalized terms used and not otherwise defined in this Addendum have the meaning ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

      The Management Agreement is modified as follows:

1. Transfer of Spectrum - Deleted. Section 1 of Addendum II to the Management Agreement is deleted in its entirety.

2. NPA-NXX-X Transfer. In the event that either (i) Sprint PCS puts the Disaggregated License to Manager pursuant to Section 11.6.2 or (ii) Manager purchases the Disaggregated License pursuant to Section 11.5.2, then the NPA-NXX-Xs then in use by Manager, will be transferred to the Manager. The NPA-NXX-Xs used by Manager will be mutually determined by Sprint and Shenandoah Personal Communications Company in their reasonable discretion.

3. Counterparts. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

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

      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.

                                        SPRINT SPECTRUM L.P.

                                        By: /S/ Thomas E. Mateer
                                            ------------------------------
                                            Thomas E. Mateer,
                                            Vice President - Affiliates/Private
                                            Label Services


                                        WIRELESSCO, L.P.

                                        By: /S/ Thomas E. Mateer
                                            ------------------------------
                                            Thomas E. Mateer,
                                            Vice President - Affiliates/Private
                                            Label Services


                                        APC PCS, LLC

                                        By: /S/ Thomas E. Mateer
                                            ------------------------------
                                            Thomas E. Mateer,
                                            Vice President - Affiliates/Private
                                            Label Services


                                        PHILLIECO, L.P.

                                        By: /S/ Thomas E. Mateer,
                                            ------------------------------
                                            Thomas E. Mateer,
                                            Vice President - Affiliates/Private
                                            Label Services


                                        SPRINT COMMUNICATIONS COMPANY, L.P.

                                        By: /S/ Mike Goff
                                            ------------------------------
                                            Mike Goff
                                            Vice President - Corporate Brand
                                            Management


                                        SHENANDOAH PERSONAL COMMUNICATIONS
                                        COMPANY

                                        By: /S/ Christopher E. French
                                            ------------------------------
                                            Christopher E. French
                                            President


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